SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
October 16, 2014

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS  75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ x ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. Results of Operations and Financial Condition

On October 16, 2014, Alliance Data Systems Corporation issued a press release regarding its results of operations for the third quarter ended September 30, 2014.  A copy of this press release is furnished as Exhibit 99.1.

ITEM 7.01. Regulation FD Disclosure

On October 16, 2014, Alliance Data Systems Corporation issued a press release regarding its results of operations for the third quarter ended September 30, 2014.  A copy of this press release is furnished as Exhibit 99.1.

ITEM 8.01. Other Events

The information set forth in the press release furnished under Items 2.02 and 7.01 above with respect to the previously announced pending merger with Conversant, Inc. is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description

99.1	Press Release dated October 16, 2014 announcing the results of operations for the third quarter ended September 30, 2014.

Note: The information contained in this report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in Item 8.01 above or any such other filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: October 16, 2014	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated October 16, 2014 announcing the results of operations for the third quarter ended September 30, 2014.